UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Aberdeen Singapore Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Aberdeen Singapore Fund, Inc.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
JUNE 22, 2016

To the Stockholders of
Aberdeen Singapore Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Aberdeen Singapore Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania 19103, on Wednesday, June 22, 2016, at 11:30 a.m., Philadelphia time, for the following purposes:

1.  To consider and vote upon the election of two Directors of the Fund, to serve until the 2019 Annual Meeting of Stockholders and until such Directors' successors are duly elected and qualifies.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The proposed election of Directors (the "Proposal") is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on April 29, 2016 (the "Record Date"). If you attend the Annual Meetings, you may vote your shares in person.

You are cordially invited to attend the Meeting. Any stockholder who does not expect to attend the Meeting in person is requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may nevertheless vote in person at the Meeting if you choose to attend. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to stockholders on or about May 6, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on June 22, 2016: This Notice, the Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

May 6, 2016

Aberdeen Singapore Fund, Inc.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the ABERDEEN SINGAPORE FUND, INC., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on Wednesday, June 22, 2016, at 11:30 a.m., Philadelphia time and at any adjournments thereof. A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement. This Proxy Statement and proxy card are first being made available to stockholders on or about May 6, 2016.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR the proposed election of Directors (the "Proposal"). The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any stockholder giving a proxy in advance of the Meeting has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103), by executing a superseding proxy or by attending the Meeting in person and voting at the Meeting. Shares owned by any stockholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to approval of the Proposal, the affirmative vote of a majority of the votes cast at the meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of Directors for the Fund, any abstentions or broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote.

On September 16, 2015, the Fund announced that the Board of Directors adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015. The corporate governance guidelines include (i) a resignation policy which generally provides that an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to the Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the engagement of the existing investment manager of the Fund that Independent Director will be put forth for consideration by shareholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting may adjourn the Meeting. If a quorum is present but there are not sufficient votes to approve a Proposal, the chairman of the Meeting may adjourn the Meeting, or may permit the persons named as proxy holders to propose one or more adjournments of the Meeting, to permit further solicitation of proxies on that Proposal. If the persons named as proxy holders propose to adjourn the Meeting, the vote required for shareholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the Proposal "FOR" the adjournment as to that Proposal, and will vote those proxies required to be voted against the Proposal "AGAINST" the adjournment as to that Proposal. For purposes of votes with respect to adjournment, broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote. If the motion for adjournment is not approved, the voting on that Proposal will be completed at the Meeting. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

The Board has fixed the close of business on April 29, 2016 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 7,622,858 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, June 22, 2016 at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103: The Proxy Materials and the Fund's most recent annual report are available on the Internet at http://www.aberdeen-asset.us/cef. The Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the Fund's investor relations program at Aberdeen Asset Management Inc. ("AAMI") at AAMI's principal executive offices, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, attention: Aberdeen Singapore Fund, Inc.: Investor Relations, or by calling collect at 1-800-522-5465.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL DESCRIBED IN THE NOTICE OF MEETING.

Proposal: ELECTION OF DIRECTORS

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies FOR the election of the nominees listed below as Directors of the Fund.

(i)  David Harmer, as a Class I Director, to serve until the 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies;

(ii)  Rahn Porter, as a Class I Director, to serve until the 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

The terms of the nominees for Director will expire on the date on which Directors are elected at the Annual Meeting of Stockholders of the Fund in the year stated above or the date that their successor is elected and qualified. If any such nominee should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board to replace any such nominee. The election of the nominees as Directors of the Fund will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. A majority of the Fund's outstanding shares as of the Record Date, represented in person or represented by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of Proposal 1, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting. However, abstentions and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote.

Each nominee for Director of the Fund has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board has no reason to believe that any of the nominees named above will become unavailable for election as Directors, but if that should occur before the meeting for the Fund, the persons named as proxies in the proxy cards will vote for such person(s) as the Board of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning the nominees for Director of the Fund, as well as the other current Directors of the Fund. Neither of the Director nominees nor any other Director of the Fund is considered to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors").

Name, Address of Nominees/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family Investment of Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Martin J. Gruber(4) 229 S. Irving Street Ridgewood, N.J. 07450 Year of Birth: 1937	Mr. Gruber has been a Professor Emeritus and Scholar in Residence, Leonard N. Stern School of Business, New York University, since 2010. He was previously Professor of Finance at New York University, from 1965 to 2010.	2000	$10,001-50,000	$50,001-100,000	2	Trustee, National Bureau of Economic Research, since August 2005.
David G. Harmer† 10911 Ashurst Way Highlands Ranch, CO 80130 Year of Birth: 1943	Prior to retiring, Mr. Harmer was the Director of Community and Economic Development, City of Ogden, from 2005 to 2008.	1996	$0-10,000	$10,001-50,000	2	None.

Name, Address of Nominees/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family Investment of Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Richard J. Herring c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Mr. Herring is the Jacob Safra Professor of International Banking and Professor, Finance Department at The Wharton School, University of Pennsylvania, since 1972. He is also the Founding Director, Wharton Financial Institutions Center, since 1994; a member of the Systemic Risk Council and the FDIC's Systemic Resolution Advisory Council. Previously he was Co-chair of the Shadow Financial Regulatory Committee from 2000 to 2016; and Executive Director of the Financial Economists Roundtable from 2008 to 2016.	2007	$0-10,000	$10,001-50,000	2	Trustee, Deutsche Asset Management Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank, Delaware, since 2010.
Rahn K. Porter† 944 E. Rim Road Franktown, CO 80116 Year of Birth: 1954	Mr. Porter has been the Chief Financial Officer of The Colorado Health Foundation since 2013. He previously was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015. He was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.	2007	$10,001-50,000	$50,001-100,000	2	Director, CenturyLink Investment Management Company (formerly Qwest Asset Management Company) since 2006; Director, Blackridge Financial, Inc., since 2005.

Name, Address of Nominees/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family Investment of Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Moritz A. Sell c/o Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Mr. Sell currently serves as Principal at Edison Holdings GMBH (commercial real estate and venture capital) since October 2015. In addition, Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014). Mr. Sell was a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to 2013.	2011	$10,001-50,000	$50,001-100,000	3	None.

(1)  Each director serves for a three year term. The current term for Messrs. Gruber, Harmer, Herring, Porter and Sell ends at the annual shareholder meeting in 2017, 2016, 2017, 2016 and 2018, respectively.

(2)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of March 31, 2016. "Family of Investment Companies" includes the Fund and other registered investment companies advised by Aberdeen Asset Management Asia Limited or its affiliates which hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  As of March 31, 2016, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds and the Aberdeen Investment Funds are U.S. registered funds that have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund. Messrs. Gruber, Harmer, Herring and Porter also serve on the Aberdeen Japan Equity Fund, Inc. Mr. Sell also serves on Aberdeen Australia Equity Fund, Inc. and Aberdeen Greater China Fund, Inc.

(4)   The Board of Directors determined that Mr. Gruber's experience and knowledge of the Fund, financial expertise and knowledge of closed-end fund dynamics provided a basis for Mr. Gruber's continued service as a Director of the Fund under the retirement policy of the Fund established in December 2012.

†  Nominee for Director.

Additional Information about the Board of Directors

The Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on the Board. The Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to him; to interact effectively with Aberdeen Asset Management Asia Limited ("AAMAL"), the Fund's investment manager, other services providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of his duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or academic positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director. Mr. Gruber—financial background as Professor Emeritus and Scholar in Residence and previously a professor of finance at the Leonard N. Stern School of Business, fund leadership role as chairman of the board of directors for another fund within the Aberdeen complex, as well as board experience with other investment companies; Mr. Harmer—business background, accounting expertise and executive management experience as a president, chairman chief financial officer, corporate controller and a director of various private and governmental entities and director of another fund within the Aberdeen complex; Mr. Herring—financial background as professor of finance and board experience with other closed-end investment companies and public companies and director of another fund within the Aberdeen complex; Mr. Porter—business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of another fund within the Aberdeen complex; and Mr. Sell—director and executive experience at an investment banking and trading firm and board experience with another closed-end fund outside of the Aberdeen complex.

The Board believes that the significance to the Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (the "Commission"), do not constitute holding out the Board or any Director as having any special expertise or experience, and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Based on the information furnished by each of the Directors as of March 31, 2016, neither any of the Directors nor any immediate family member of the Directors owned any securities of the investment manager, or any of its affiliates, of the Fund as of such date.

The Fund's Board held three regular meetings and two special telephonic meetings during its fiscal year ended October 31, 2015. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, Mr. Sell attended the meeting.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's (the "NYSE") Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.aberdeensgf.com. The current members of the Fund's Audit Committee are Messrs. Gruber, Harmer, Herring, Porter and Sell. Mr. Porter has been designated as the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Fund's Audit Committee met two times during its fiscal year. The report of the Fund's Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 14 and 15 of this Proxy Statement.

The Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.aberdeensgf.com. The current members of the Fund's Nominating and Compensation Committee are Messrs. Gruber, Harmer, Herring, Porter and Sell. The Fund's Nominating and Compensation Committee did not meet during its last fiscal year.

Process of Evaluation of Independent Director Candidates

The Fund's Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors of the Fund.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund's commitment to independent oversight is demonstrated by the fact that all of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund's investment manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Fund's investment manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Fund

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	August 2011

Currently, Head of Product-US, overseeing Product Management, Product Development and Investor Services for Aberdeen's registered and unregistered investment companies in the United States and Canada. Mr. Goodson is a Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Jeffrey Cotton* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President—Compliance	August 2011

Currently, Vice President and Head of Compliance—Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform.

Andrea Melia* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	August 2011	Currently, Head of Fund Administration-US and Vice President for Aberdeen Asset Management Inc. since 2009.
Megan Kennedy* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	August 2011	Currently, Head of Product Management for Aberdeen Asset Management Inc. since 2009. Ms. Kennedy joined AAMI in 2005.
Bev Hendry* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	December 2014

Currently, Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. since July 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen's business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked as Chief Operating Officer for six years.

Jennifer Nichols* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	August 2011

Currently, Global Head of Legal for Aberdeen Asset Management PLC since 2012. Ms. Nichols is Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in 2006.

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	August 2011

Currently, Group Head of Product Opportunities and Directorof Aberdeen Asset Managers Limited. Previously, Mr. Pittard was a Director and Vice President (from 2006 to 2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of AAMI.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Lucia Sitar* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	August 2011	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc Ms. Sitar joined Aberdeen Asset Management Inc.in 2007.
Sharon Ferrari* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	March 2014	Currently, Senior Fund Administration Manager-US for Aberdeen Asset Management Inc. since 2013. Ms. Ferrari joined Aberdeen Asset Management Inc.as a Senior Fund Administrator in 2008.
Heather Hasson* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. Ms. Hasson joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.

*  Messrs. Goodson, Cotton, Hendry and Pittard and Mses. Nichols, Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds and the Aberdeen Investment Funds, all of which may be deemed to be a part of the same "Fund Complex."

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of the Fund not affiliated with the Fund's investment manager was $125,500 and $101,075 for the fiscal years ended October 31, 2015 and 2014, respectively. Each such nonaffiliated Director receives fees, paid by the Fund, effective July 1, 2015, of $2,000 for each Directors' meeting attended in person, $1,000 for each Directors' meetings attended by telephone, $1,000 for each audit committee meeting attended in person or by telephone and an annual fee of $15,000. The Chairman of the Board of Directors receives an additional $5,000 annually. The Chairman of the Fund's Audit Committee receives an additional $3,000 annually.

The officers of the Fund did not receive any compensation from the Fund. As of March 31, 2016, all of the Fund's Directors are independent. AAMI, which pays the compensation and certain expenses of the officers of AAMI who serve as officers of the Fund, receives administration fees from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund(1)	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Martin J. Gruber	$23,500	$53,500
David G. Harmer	23,500	48,500
Richard J. Herring	23,500	48,500
Rahn K. Porter	26,500	54,500
Moritz A. Sell	28,500	98,750

(1) Paid through fiscal year end October 31, 2015.

INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund and its principal office is located 21 Church Street #01-01, Capital Square Two, Singapore 049480. AAMI serves as the administrator to the Fund and its principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires the Fund's officers and Directors, certain officers and directors of the investment manager, affiliates of the investment manager and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE.

Based solely upon the Fund's review of the copies of such forms received by it and written representations from the Directors and officers of the Fund, and the filings by the beneficial holders greater than 10% of a Fund's shares, to the knowledge of the Fund, for the fiscal year ended October 31, 2015, forms were filed on a timely basis, except as follows. Puay-ju Kang, Ian Macdonald, Andrew Narracott, Victor Rodriguez and Lim Sock-Hwei, and, each a director of the investment manager, filed a Form 3 Initial Statement of Beneficial Ownership of Securities subsequent to the 10-day period specified in the Form.

REPORT OF THE AUDIT COMMITTEE

At a meeting held on December 15, 2015, the Board of the Fund, a Maryland corporation (the "Fund"), including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected PricewaterhouseCoopers LLP ("PWC") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2016. Although it is not expected that a representative of PWC will attend the Meeting, a representative will be available by telephone to make a statement to the stockholders, if the representative wishes to do so, and to respond to stockholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2015 were audited by PWC. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from PWC required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with PWC its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of PWC in the Fund. The Audit Committee has discussed with PWC the matters required to be discussed by SAS 61 and PCAOB AS 16, as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of the Fund has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2015 be included in the Fund's most recent annual report filed with the Commission.

Rahn K. Porter, Chairman of the Audit Committee
Martin J. Gruber, Member of the Audit Committee
David G. Harmer, Member of the Audit Committee
Richard J. Herring, Member of the Audit Committee
Moritz A. Sell, Member of the Audit Committee

Audit Fees

The aggregate fees billed by PWC for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal years ended October 31, 2015 and 2014 were $61,400 and $61,400, respectively.

Audit-Related Fees

The aggregate fees billed by PWC for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2015 and 2014 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by PWC for professional services rendered by PWC for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2015 and 2014 were $9,570 and $10,695, respectively.

Other Fees

There were no other fees billed by PWC for services rendered to the Fund for the fiscal years ended October 31, 2015 and 2014.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which PWC billed the Fund fees for the fiscal years ended October 31, 2015 and 2014 were pre-approved by the Fund's Audit Committee.

The aggregate fees billed by PWC for non-audit services rendered to Aberdeen Asset Management Asia Limited, the Fund's investment manager ("AAMAL") or any entity controlling, controlled by, or under common control with AAMAL that provided ongoing services to the Fund ("Covered Service Providers") for the fiscal year ended October 31, 2015 were $2,731,778. The aggregate fees billed by PWC for non-audit services rendered to AAMAL and any Covered Service Providers for the fiscal year ended October 31, 2014 were $2,300,584.

The Audit Committee of the Fund has considered whether the provision of non-audit services rendered to the Fund's investment manager and affiliates of the investment manager of the Fund is compatible with maintaining the independence of PWC and has concluded it is.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares of common stock as of the Record Date. The information is based on publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Number of Shares of Common Stock and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	1,054,027	(2)	13.8%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	813,620	(3)	10.7%
City of London Investment Management Co Ltd 77 Gracechurch Street London EC3U 0AS England	677,574	(4)	8.9%
Karpus Management, Inc. 183 Sully's Trail Pittsford, NY 14534	440,856	(5)	5.8%

(1)  The information provided in this column regarding the percent of common stock outstanding is based on the publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission as of the Record Date.

(2)  The above information is based on a Schedule 13G/A filed with the Commission on February 16, 2016, which indicates that 1607 Capital Partners, LLC has sole voting power and sole dispositive power with respect to its 1,054,027 shares of common stock.

(3)  The above information is based on a Schedule 13F-HR filed with the Commission on February 12, 2016, which indicates that Lazard Asset Management LLC has sole voting power and sole dispositive power with respect to its 792,520 shares of common stock.

(4)  The above information is based on a Schedule 13F-HR filed with the Commission on February 12, 2016, which indicates that City of London Investment Group PLC has sole voting power and sole dispositive power with respect to its 677,574 shares of common stock.

(5)  The above information is based on a Schedule 13F-HR filed with the Commission on February 12, 2016, which indicates that Karpus Management, Inc. has sole voting power and sole dispositive power with respect to its 440,856 shares of common stock.

Security Ownership of Management. As of the record date, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or internet by officers of the Fund or personnel of AAMI. The Fund has retained AST Fund Solutions, LLC ("AST") to assist in the proxy solicitation. The fee for such services is estimated at $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of proxies by AST and with any proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for the Fund are not received by June 22, 2016, the chairman of the Meeting or the persons named as proxies in the proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. If submitted to a vote of stockholders, any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting and voting on that proposal. The persons named as proxies in the proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2017 annual meeting of stockholders of the Fund must be received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not later than January 8, 2017

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at the 2017 annual meeting of stockholders but not intended to be included in the proxy materials for that meeting must be received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to June 22, 2017.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

1735 Market Street, 32nd Floor
Philadelphia, PA 19103
May 6, 2016

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

0

ABERDEEN SINGAPORE FUND, INC.

c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 22, 2016

The  undersigned  stockholder  of  Aberdeen  Singapore  Fund,  Inc.,  a  Maryland  corporation  (the “Fund”), hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any of them, as proxies  of  the  undersigned,  with  full  power  of  substitution,  to  attend  the  Annual  Meeting  of Stockholders (the “Meeting”) of the Fund, to be held at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on June 22, 2016 at 11:30 a.m., Philadelphia time,  and  any  and  all  adjournments  or  postponements  thereof,  to  cast  on  behalf  of  the undersigned all the votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast in accordance with the instructions given by the undersigned stockholder, but if this proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, the votes entitled to be cast by the undersigned will be cast, in the discretion of the proxy holder on such other business as may properly come before the Meeting or any adjournments or postponements thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated by reference.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

1.1	14475

ANNUAL MEETING OF STOCKHOLDERS OF

ABERDEEN SINGAPORE FUND, INC.

June 22, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting and Proxy Statement

are available at http://www.astproxyportal.com/ast/14193

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

00000330000000000000 1	062216

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect each of David Harmer and Rahn Porter as Class I Directors of the Fund to serve until the 2019 Annual Meeting of Stockholders of the Fund and until his successor is duly elected and qualifies:

		FOR	AGAINST	ABSTAIN
David Harmer	Class I Director
Rahn Porter	Class I Director

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

ABERDEEN SINGAPORE FUND, INC.

June 22, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL  -  Sign,  date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN  - e-Consent makes it easy to go paperless.  With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and Proxy Statement are available at http://www.astproxyportal.com/ast/14193

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00000330000000000000 1	062216

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect each of David Harmer and Rahn Porter as Class I Directors of the Fund to serve until the 2019 Annual Meeting of Stockholders of the Fund and until his successor is duly elected and qualifies:

		FOR	AGAINST	ABSTAIN
David Harmer	Class I Director
Rahn Porter	Class I Director

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.